UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21606

Tilson Investment Trust
(Exact name of registrant as specified in charter)

767 Fifth Avenue, 18th Floor, New York, New York 10153
 (Address of principal executive offices)(Zip code)

A. Vason Hamrick
 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina  27802
 (Name and address of agent for service)

Registrant's telephone number, including area code: 252-972-9922

Date of fiscal year end: October 31

Date of reporting period: April 30, 2011

Item 1.    REPORTS TO STOCKHOLDERS.

Semi-Annual Report 2011
April 30, 2011
(Unaudited)

Tilson Focus Fund
Tilson Dividend Fund

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Tilson Focus Fund and the Tilson Dividend Fund (individually, the “Fund” and collectively, the “Funds”).  This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.  The Funds’ shares are not deposits or obligations of, or guaranteed by, any depository institution.  The Funds’ shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.  Neither the Funds nor the Funds’ distributor is a bank.

The Tilson Mutual Funds are distributed by Capital Investment Group, Inc., Member FINRA/SIPC, 17 Glenwood Ave, Raleigh, NC, 27603. There is no affiliation between the Tilson Mutual Funds, including its principals, and Capital Investment Group, Inc.

Statements in this semi-annual report that reflect projections or expectations of future financial or economic performance of the Funds and of the market in general and statements of the Funds’ plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, including, without limitation, general economic conditions such as inflation, recession and interest rates.  Past performance is not a guarantee of future results.

Investment in the Funds is subject to investment risks, including the possible loss of some or all of the principal amount invested.  There can be no assurance that the Funds will be successful in meeting their investment objectives.  Generally, the Funds will be subject to the following additional risks: market risk, management style risk, sector focus risk, foreign securities risk, non-diversified fund risk, credit risk, interest rate risk, maturity risk, investment-grade securities risk, junk bonds or lower-rated securities risk, derivative instruments risk, valuation risks for non-exchange traded options, risks from writing call options, real estate securities risk, MLP risks, royalty trust risks, risks related to other equity securities, and risks related to portfolio turnover.  More information about these risks and other risks can be found in the Funds’ prospectus. When the Funds sell covered call options, the Funds give up additional appreciation in the stock above the strike price since there is the obligation to sell the stock at the covered call option's strike price.

The performance information quoted in this semi-annual report represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. A redemption fee of 2% of the amount redeemed is imposed on redemptions of Fund shares occurring within one year following the issuance of such shares. An investor may obtain performance data current to the most recent month-end by visiting www.tilsonmutualfunds.com.

Stated performance in the Funds was achieved at some or all points during the period by reimbursing part of the Funds’ total expenses to ensure shareholders did not absorb expenses significantly greater than the industry norm.

This Semi-Annual Report was first distributed to shareholders on or about June 29, 2011.

For More Information on your Tilson Mutual Funds:

See Our Web site @ www.tilsonmutualfunds.com
or
Call Our Shareholder Services Group Toll-Free at 1-888-4TILSON, 1-888-484-5766

Fund Expenses (Unaudited)

Example - As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include redemption fees for shares redeemed within one year and (2) ongoing costs, including management fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees for shares redeemed within one year.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Tilson Focus Fund Expense Example	Beginning Account Value November 1, 2010	Ending Account Value April 30, 2011	Expenses Paid During Period*
Actual	$1,000.00	$1,046.90	$9.29
Hypothetical (5% return before expenses)	$1,000.00	$1,015.72	$9.15

Tilson Dividend Fund Expense Example	Beginning Account Value November 1, 2010	Ending Account Value April 30, 2011	Expenses Paid During Period*
Actual	$1,000.00	$1,125.00	$9.69
Hypothetical (5% return before expenses)	$1,000.00	$1,015.67	$9.20

* Actual Expenses are based on expenses incurred in the most recent six-month period. The Fund’s annualized six-month expense ratio is 0.45% (exclusive of interest, taxes, brokerage fees and commissions, investment advisory and/or variable performance incentive fees paid to the Advisor, extraordinary expenses, and payments, if any, under a Rule 12b-1 Plan). As a result the Fund’s “Total Annual Fund Operating Expense” (excluding interest, taxes, brokerage fees and commissions, and extraordinary expenses) will be limited to 2.40% (assuming the maximum variable performance-based incentive fee of 1.95% as discussed in more detail in footnote 2) of the Fund’s average daily net assets. The values under “Expenses Paid During Period” are equal to the annualized expense ratio of 1.83% multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (181 days), then divided by 365 (to reflect the number of days in the current six month period).

** Expenses are equal to the Fund’s annualized expense ratio of 1.84% multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (181 days), then divided by 365 (to reflect the number of days in the current six month period).

June 16, 2011

Dear Tilson Focus Fund and Tilson Dividend Fund investors:

In the first half of the 2011 fiscal year, for the six-month period ending on April 30, 2011, the Tilson Focus Fund had produced a total return of 4.69%, versus a 17.26% return over the same period for its benchmark, the Dow Jones Wilshire 5000 Composite Total Return Index (full cap), while the Tilson Dividend Fund produced a total return of 12.50% versus a 13.91% return over the same period for its benchmark, the Dow Jones U.S. Select Dividend Total Return Index.

For the cumulative period since the Funds’ inception on March 16, 2005, the Tilson Focus Fund returned an annualized 5.43% return versus a 5.27% annualized return over the same period for its benchmark, while the Tilson Dividend Fund reported an annualized 10.84% return versus the 2.47% annualized return over the same period for its benchmark.

(For the Funds’ most up-to-date performance information, please see our web site at www.tilsonmutualfunds.com.  Note that the net asset value (NAV) of both Funds at inception on March 16, 2005 was $10.00.)

Average Annual Total Returns Period Ended April 30, 2011	Past 6 Months	Past 1 Year	Past 5 Years	Since Inception*
Tilson Focus Fund	4.69%	5.23%	4.97%	5.43%
Dow Jones Wilshire 5000 (Full Cap) Index	17.26%	18.39%	3.65%	5.27%
Tilson Dividend Fund	12.50%	16.93%	9.93%	10.84%
Dow Jones Select Dividend Index	13.91%	17.71%	1.18%	2.47%
Performance shown is for the period ended April 30, 2011.  The performance data quoted above represents past performance, which is not a guarantee of future results.  Investment return and principal value of an investment in the Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  To obtain more current performance data regarding the Funds, including performance data current to the Funds' most recent month-end, please visit www.tilsonmutualfunds.com.  A 2% redemption fee is charged upon redemption of either Fund's shares occurring within one year of the issuance of such shares.  The performance data quoted above does not reflect the deduction of the redemption fee and if reflected, the redemption fee would reduce the performance quoted.
*The Funds’ inception date is March 16, 2005.

Total Annual Operating Expenses	Net Expense Ratio**		Gross Expense Ratio***
Tilson Focus Fund	1.83%		3.24%
Tilson Dividend Fund	1.84%		2.78%
**The net expense ratio reflects a contractual expense limitation that continues through March 31,   2012.  Thereafter, the expense limitation may be changed or terminated at any time.  Performance would have been lower without this expense limitation.
***Gross expense ratio is from the Funds' prospectus dated February 28, 2011.

Conference Call
We’ve scheduled a conference call from noon-1:30pm EST on Monday, July 18th.  To join the call, simply dial (712) 432-0075 and enter this access code: 781636#.  There will be a few minutes of opening remarks and then the managers of both Funds will be available to answer questions.  To submit a question beforehand, simply email questions@tilsonmutualfunds.com and we will try to get to it during the call, time permitting.

Tilson Focus Fund
[This section is written by Whitney Tilson and Glenn Tongue, the co-managers of the Tilson Focus Fund.]

After an enormous run-up from its March 2009 lows, our Fund has taken a breather so far this fiscal year and over the trailing 12 months.  It has generated modest gains, but has lagged the major indices mainly because we became too conservative starting in late 2010, selling some stocks too early and focusing our fund increasingly in defensive big-cap blue chip stocks, which have not kept up recently with smaller, cyclical stocks.

Outlook and Portfolio Positioning
Six months ago, in our 2010 annual letter, this is what we wrote:

Based on our Fund’s recent outperformance, one might think that we’re very bullish and have positioned our Fund very aggressively, but this is not the case.  We don’t know for sure what the future holds for the U.S. economy and stock market, but our best guess is that the economy will face a significant headwind for a number of years as losses stemming from the greatest asset bubble in history continue to be realized.  American consumers, which account for 70% of GDP, are under enormous pressure due to severe job losses and hours being cut back, the collapse in housing prices, and the need to delever after decades of excessive consumption and declining savings.

In summary, we think that we are in uncharted waters and there is a very wide range of possible outcomes over the next 2-7 years.  Broadly speaking, they fall into three scenarios:

1)	A V-shaped economic recovery with strong GDP growth (3-5%), a falling unemployment rate, and reduced government deficits. Under this scenario, the stock market would likely compound at 7-10%.

2)	A “muddle-through” economy with weak GDP growth (1-2%), unemployment remaining high (7-9%), and continued government deficits. Under this scenario, the stock market would likely compound at 2-5%.

3)
A double- (and triple-, and quadruple-) dip recession where periods of growth are followed by periods of contraction, with no overall GDP growth, unemployment around 10% (with the actual level higher due to people giving up looking for work), and large deficits as the government tries to stimulate the economy (but with little impact).  Under this scenario, which looks like what Japan has gone through for more than two decades, the stock market would be flat to down.

Both as investors and as Americans, we’re of course hoping for the V-shaped economic recovery, but fear that this is the least likely of these scenarios.  Hence, we are positioning our portfolio more conservatively, trimming some of our longs (cash was 7.2% of our Fund as of Oct. 31st) and increasingly shifting our long portfolio into big-cap, strong-balance-sheet, dominant-market-position blue chips like Microsoft, ADP, AB InBev and Berkshire Hathaway, as well as shorter-duration, special situation investments like General Growth Properties, BP, and Liberty Acquisition Corp. warrants.  Lastly, while we don’t short in the Focus Fund, we’ve added a handful of small put positions, totaling 1.8% of the fund as of October 31st, which provide some measure of downside protection.

Please don’t let our discussion of macro factors lead you to the mistaken conclusion that we’ve abandoned our bottoms-up stock picking.  In fact, this remains the core of what we do.  But the biggest lesson for us over the past two years is that our estimates of intrinsic value, which are generally rooted in estimates of future cash flows, aren’t worth much if the economy and/or financial system fall apart.  Thus, we build our portfolio from the bottom up, based on company- and industry-specific analysis, but when determining overall portfolio positioning we do factor in our macro outlook.

It turns out that we became too conservative at the wrong time.  The economy has performed reasonably well and the Fed’s second round of quantitative easing (QE2) triggered a huge run-up in stocks, especially the most speculative ones, which we don’t own.

Deviating from the Crowd
Our investment strategy is rooted in deviating from the crowd with contrarian bets.  It’s the only way to outperform the market over the long term, but it also carries with it the risk – indeed, the certainty – that there will be periods during which one underperforms the market, which is why most money managers don’t do it.  As Warren Buffett once said, “As a group, lemmings have a rotten image, but no individual lemming has ever received bad press.”  Jean-Marie Eveillard put it even more succinctly: “It’s warmer inside the herd.”

It’s easy to deviate from the crowd, of course, but it’s much harder to be right – and even harder to be right on the timing.  For example, as we discuss below, we believe that Iridium’s stock will triple over the next 3-5 years – but we don’t know when this will occur.  In the meantime, the stock can fluctuate quite widely, affecting our short-term returns.  We think we’ll eventually be proven right on the stocks we own, but sometimes it takes time for our investment theses to play out.

Largest Holdings
As of April 30th, our 10 largest holdings, accounting for 56.4% of the Fund’s assets, were:

Position	% of Fund	6-mo. Performance*
1) Stock and warrants of Grupo Prisa (PRIS/B)	8.0%	33.6%**
2) Stock and warrants of Iridium (IRDM)	8.0%	-5.1%/-2.6%
3) Stock and calls of Berkshire Hathaway (BRK)	7.4%	4.6%
4) Stock of Seagate Technology (STX)	6.6%	19.8%
5) Stock and calls of Microsoft (MSFT)	6.2%	-2.8%
6) Stock of Fairfax (FRFHF)	4.8%	-0.7%
7) Stock of AB InBev (BUD)	4.0%	1.7%
8) Stock of Howard Hughes Corp (HHC)	4.0%	70.4%**
9) Calls of JC Penney (JCP)	3.8%	23.3%
10) Stock of General Electric (GE)	3.7%	27.7%
Total:	56.4%

* 10/29/10 through 4/29/11.  Note that certain positions were acquired during the fiscal year, such that the fiscal year performance does not reflect the actual gains or losses experienced by the Fund.
** Grupo Prisa began trading in the U.S. on 11/29/10 and the B shares, which comprise the majority of our holdings, closed the first day at $8.72.  HHC began trading on 11/5/10 and closed the first day at $38.00.

Please refer to the Schedule of Investments section of the Annual Report for a complete listing of the Fund holdings and the amount each represents of the portfolio.

Comments on Some of Our Top 10 Positions
Here are comments about some of our top 10 positions:

Grupo Prisa
One of our biggest winners last year, Liberty Acquisition Holdings Corp., a Special Purpose Acquisition Company (SPAC), merged in November with Grupo Prisa (PRIS and PRIS.B), a Spanish media conglomerate with a good business but a bad balance sheet.  This transaction was ideal for both parties: Liberty deployed its cash at an attractive valuation while Prisa reduced and restructured its debt burden.

After our Liberty stock and warrants converted to cash and stock in Prisa, we continued to hold the stock because we thought the underlying business, with a new, stronger balance sheet, would do well.  So far, we’ve been right as the B shares (which are far more attractive than the A shares) have risen 33.6%.

For more on Grupo Prisa, we suggest that you read this May 7th article in Barron’s entitled Read All About It: A Solid Spanish Media Play: http://bit.ly/barronsprisa.

Iridium
Iridium fell in March for two reasons: it reported Q4 earnings that, while strong, were apparently lower than what some analysts had expected, and a large inside shareholder sold four million shares, which knocked the stock down nearly 10% in the last two days of the month.  Regarding the latter, the seller was Syndicated Communications, a private equity fund that had owned Iridium as a private company and sold it to the Greenhill SPAC, thereby taking the company public.  We expected the sale and are glad that this overhang on the stock is now gone.  In addition, the fact that Iridium didn’t sell any stock demonstrates that it doesn’t need any incremental proceeds to fund its operations, which is a positive in our view.

Regarding Iridium’s Q4 earnings report, we thought it was very strong:

•	Adjusted EBITDA was up 40% year over year, thanks to 16,000 new subscribers.
•	For the full-year, subscribers increased 25% to 427,000.
•	Iridium affirmed its 2011 guidance, which reflects 20% subscriber growth and adjusted EBITDA growth of approximately 16%.

Apparently some analysts were disappointed by these results, but they shouldn’t have been.  Here’s a summary of the guidance the company gave throughout 2010, with the actual performance in the last column:

	Initial 2010 Guidance	Updated Guidance, Q2	Updated Guidance, Q3	Reported Numbers
Total Billable Subscriber Growth	10-15%	20%+	Approx. 25%	24.9%
Commercial Service Revenue Growth	10-12%	12%+	12%+	11.2%
Government Service Revenue Growth	3-5%	5%+	8-10%	9.8%
Equipment Revenue Growth	single digit	mid to high single digit	mid to high single digit	8.0%
Operational EBITDA	$145-155M	At least $150M	$155-160M	$159M

In summary, the company increased its guidance throughout the year and then delivered on the last guidance it gave (nitpickers might say they missed Commercial Service revenue growth, but by less than 1%).

Our view of Iridium is unchanged and we continue to believe that the stock is deeply undervalued.

Berkshire Hathaway
Berkshire Hathaway was in the news – and the stock was weak – due to the resignation of David Sokol, who had been widely believed to be Warren Buffett’s heir apparent.  We were surprised and disappointed by the news for two reasons: First, Berkshire is losing a seasoned executive who’s done an excellent job managing MidAmerican Energy, Johns Manville and NetJets.  As Buffett rightly noted, his “contributions have been extraordinary.”  Second, we think much of the widespread criticism directed at Sokol regarding his stock trades in Lubrizol is justified.  At the very least, he exercised very poor judgment, both in buying the stock when he did and then failing to fully disclose to Buffett the size and timing of his purchases.  He then exacerbated the situation with his unapologetic appearance on CNBC the day after the news broke.

We do not, however, believe that Warren Buffett deserves the criticism that he received and are confident that, once the media frenzy subsides, his stellar reputation – and Berkshire’s – will remain intact because he didn’t do anything wrong.  While Buffett, with the benefit of hindsight, no doubt wishes he’d asked Sokol more questions about his “passing remark” about his position in Lubrizol, it likely never even crossed his mind that the answer would be anything like, “I bought $10 million a week ago.”  The reasons behind Sokol’s actions are a mystery to us, but let’s be clear: it is he, not Buffett, who bears responsibility for what has transpired.

Berkshire has always operated according to what Berkshire’s Vice Chairman Charlie Munger calls “a seamless web of deserved trust.”  Over time, this strategy has served the company and its shareholders extremely well.  Unfortunately, on rare occasions – and this is one of them – it causes problems.

As investors in Berkshire Hathaway, what we really care about is the company’s intrinsic value – and we think that it has actually risen because the positive impact of the Lubrizol acquisition – namely, more than $1 billion of pre-tax earnings – far outweighs any negative impact from Sokol’s departure and the controversy surrounding his stock trades.  Even more importantly, Buffett is at the top of his game and in excellent health, so we think it’s highly likely that he will continue to run Berkshire for at least the next five years, if not the next 10.  Thus, the resignation of a potential successor at this point is almost irrelevant.  In any case, the company has a deep bench of seasoned managers.  The media frenzy around Sokol will soon pass and investors will then refocus on what really matters: the $1 billion per month (and growing) that is pouring into Omaha for Buffett and Munger to allocate.

We attended the Berkshire annual meeting in early May and were pleased to see Buffett and Munger handle the Sokol affair beautifully and believe that it is now completely behind Berkshire.  They are razor sharp and at the top of their games, and Berkshire is doing extraordinarily well.

The Q1 earnings released in early May appeared weak due to insurance losses in Japan and New Zealand, but occasional super-cat losses are essentially irrelevant to Berkshire’s long-term value, which is growing nicely.

We peg Berkshire Hathaway’s intrinsic value at nearly $170,000/A share($113/B share).

Microsoft
Microsoft reported strong earnings at the end of April, with 13% revenue growth and 24% EPS growth (excluding a one-time tax gain), yet the stock was down (of course – this is the Rodney Dangerfield of stocks).  At April’s closing price of $25.92, it trades at 8.0x trailing EPS, net of cash, which is much too cheap for this exceptional, growing business.

The consensus view is that Microsoft is a fading giant, doomed to a future of lower market share, sales, margins and profits.  It is of course possible to concoct such a scenario – people have been doing it for well over a decade – but there is no current evidence to support it.  Microsoft’s market share in its key business areas is stable or rising, and sales, margins and profits are growing nicely.  We think there is robust growth in the store for Microsoft, as numerous areas of its business are booming.

Howard Hughes Corp.

When General Growth Properties emerged from bankruptcy last November, it did so as two companies: a new General Growth Properties (GGP, which we also own), which retained all of the best malls, and Howard Hughes, a collection of 34 master planned communities (MPCs) and other properties in 18 states that are not generating meaningful cash flows because they are under development or need fixing. We believe the potential for many of Hughes’s properties is enormous and not reflected in the stock’s price.

Take Summerlin, a 22,500-acre master planned community in Las Vegas . It contains some 40,000 homes occupied by about 100,000 residents; nearly 7,000 acres, for both homes and commerce, remain to be sold. The Las Vegas housing market is depressed, so Summerlin was valued last September at $460 million. But we think the true value, based on management’s estimate of cash flows over the next 28 years, is closer to $1.6 billion. Hughes’s market capitalization is only $2.5 billion as of mid-June.
Another property of note is Ward Centers, a 60-acre site located near Waikiki Beach in Honolulu that currently houses a mall and entertainment complex. Hawaii officials have approved a plan for a major oceanfront development that will consist of residential towers, retail and entertainment, commercial developments and industrial uses. We think Ward Centers is worth $800 million to $1.6 billion.

Investing in Howard Hughes at this stage is largely a bet on the company’s executives and directors. Given their superb record in real estate, this is a bet we’re comfortable making. Another confidence builder: The CEO, president and chief financial officer have collectively invested $19 million of their own money to buy long-term warrants on the stock.  If it stays flat or falls over the next seven years, they will lose their entire investment, but if the share price increases the warrants will magnify the stock’s gains so their interests are very much aligned with those of shareholders.
Conclusion
While the investment universe is nowhere near as attractive as it was in late 2008 and early 2009, we are energized and optimistic, with a great deal of confidence in our Fund’s current holdings.  We hope this letter helps give you similar confidence.

We thank you for your investment and support and look forward to many years of partnership.

Whitney Tilson and Glenn Tongue

Investment in the Tilson Focus Fund is subject to investment risks, including the possible loss of some or the entire principal amount invested.  There can be no assurance that the Fund will be successful in meeting its investment objective.  Investment in the Fund is also subject to investment risks, including, without limitation, market risk, management style risk, sector focus risk, foreign securities risk, non-diversified fund risk, portfolio turnover risk, credit risk, interest rate risk, maturity risk, investment-grade securities risk, junk bonds or lower-rated securities risk, derivative instruments risk, valuation risks for non-exchange traded options and real estate securities risk. The performance and other information about certain companies described have been compiled from sources believed to be reliable and current, but the accuracy cannot be guaranteed.

Tilson Dividend Fund
[This section is written by Zeke Ashton, manager of the Tilson Dividend Fund.]

The Tilson Dividend Fund produced a gain of 12.50% during the six months ending April 30, 2011, and a gain of 16.93% for the year ending on the same date. Our primary benchmark, the Dow Jones U.S. Select Dividend Total Return Index, experienced a gain of 13.91% over the six month period, and a gain of 17.71% for the twelve month period.  For the cumulative period since the Fund’s inception on March 16, 2005 through April 30, 2011, the Tilson Dividend Fund produced an annualized return of 10.84% versus the benchmark’s gain of 2.47% annualized over the same period.

Despite modestly trailing our primary benchmark for the last six months and one year, we are nevertheless pleased with the Fund’s performance for the year ended April 30, 2011.  Over the past year, the broad equity market, including the shares of dividend paying stocks, have enjoyed a period of relatively strong performance.  The Fund has managed to capture a large portion of the gains produced by the broad markets despite holding significant cash and with much less market exposure.  While it is always nice to show a performance edge over our benchmark, as we have cautioned in the past, we don’t manage the Fund to any external benchmark.  Rather, we manage the Fund in a manner that we believe is likely to produce reliable, satisfactory returns without excessive risk over time.  This approach may cause us to underperform our peers or the market indices when markets are rising and when we find stock prices to be unattractive relative to our criteria for value and safety.  The Tilson Dividend Fund portfolio does not resemble our benchmark index portfolio, as it is concentrated in far fewer securities, will often hold considerably higher levels of cash, and does not conform to any industry style box definition with regards to portfolio holdings.  For this reason, we expect considerable variance in performance versus our benchmark index and to other income-oriented equity vehicles.  Over any rolling three-to-five year period, however, we would hope that the Fund’s performance compares favorably to alternative investment vehicles that share our income-oriented, risk-averse mandate.

Risk, Patience, and Cash as a Strategic Weapon
The half year ended April 30th was on balance a rewarding one for equity investors, especially for investors willing to take on risk.  In such environments, a strategy that emphasizes risk management and risk avoidance, such as the one we pursue in the Tilson Dividend Fund, is typically going to be penalized for not chasing risk by underperforming the market.  This is why we are pleased with the Fund’s recent performance despite the fact that our benchmark has managed to do a tiny bit better.

Some investing environments are obviously more conducive to achieving high returns without excessive risk than others.  Other environments require excessive risk taking in order to achieve outsized returns, but taking more risk brings with it a much higher probability of suffering significant (and likely permanent) capital loss.  By not reaching for returns and bending our standards in those environments in which truly compelling investment ideas are scarce, we will be fully prepared and ready to act in those environments in which such ideas are abundant.  In clearly dangerous or uncertain environments, we must use our best judgment to “see around corners” and identify hidden or non-obvious risks in order to navigate uncertainty.

The biggest single risk we try to avoid is investing in companies that we believe are inherently high-risk businesses.  By owning high-quality businesses that generate cash and are conservatively capitalized with low debt levels, we can improve the reliability of the Fund’s performance.

Another risk factor we try to avoid is overpaying for our portfolio companies.  Regardless of the quality of the asset, overpaying brings down expected future returns and increases risk.  It is fascinating that the risk of overpaying for investments is not often mentioned by market commentators in the media, most of which seem fairly ambivalent about valuation and seem most interested by recent stock price performance and short term news flow.  In our world view, the price we pay usually determines the return we get.  In order to manage risk, we must be patient in our approach to deploying capital.  The flipside of this is that we also make an effort to sell our portfolio holdings when we feel we are receiving fair value, and we resist the impulse to try to get every last dollar of return.  At some point, the risk of holding a fully valued security outweighs the potential reward of trying to perfectly time our exit.

The approach outlined above naturally results in us selling many portfolio holdings when the markets are strong and we are able to achieve full value for our investments.  It also typically takes a little longer to find new ideas that meet our criteria.  Because of this, we inevitably see cash levels increase after an extended stretch of good equity market performance.  In our view, holding cash isn’t a problem.  It doesn’t make us uncomfortable to have 20% of the Fund’s assets in cash for extended periods of time, as we have for much of the last year.  The reason is that we know that sooner or later the market will have an ugly stretch, volatility will kick up, and there will be heavy selling pressure, either in specific sectors of the market or across the market as a whole.  At that point, our cash becomes a strategic weapon that we use to redeploy into new ideas that do meet our criteria for both satisfactory returns and reasonable risk.

The combination of falling stock prices and rising volatility creates a very nice dynamic for our strategy, because it creates two factors that we need to meet our goals longer term: cheap stocks and attractive option premiums.  We find that, given our tendency to run a fairly concentrated portfolio, even finding just two or three new actionable ideas can easily translate into the ability for us to quickly deploy 10-15% of the Fund’s assets in promising new investments.  It is important for our investors to understand that we need the occasional sell-offs in the stock market in order to reload our portfolio with new ideas that will create our returns for the future.  Naturally, such sell-offs are more welcome when we have significant uninvested cash to deploy, which is why we don’t make any effort to push capital into lower quality ideas in the absence of high-quality ideas.  Our experience has been that with a little patience the market will eventually offer us some really good opportunities if we just give it a chance, and we want plenty of cash to take advantage when it does.

Portfolio Update
As of April 30, 2011, the Tilson Dividend Fund was approximately 84% invested in equities, spread across 33 holdings, offset by notional covered call liabilities equal to approximately 3.4% of the Fund’s assets.  Cash and money market funds represented approximately 19% of the Fund’s assets.  As usual, our portfolio is heavily concentrated in well-capitalized, profitable, market-leading companies that generate significant excess cash flow that can be used to pay dividends, repurchase shares, or can be used to further grow via internal investment or through acquiring other companies.  Not all of the portfolio holdings pay dividends, but those that do not tend to return significant cash to shareholders indirectly through meaningful share buybacks.

In the case of three of our top ten investments (Coinstar, Western Digital, and IDT) we took advantage of attractive covered call premiums and sold calls against the entire position, thus converting them to income-oriented investments rather than capital appreciation investments.

As of April 29, 2011, our top 10 positions were as follows:

Position	% of Fund
1) Coinstar (CSTR)	6.4%
2) Dell (DELL)	5.5%
3) Activision Blizzard (ATVI)	5.2%
4) Cisco Systems (CSCO)	5.0%
5) Western Digital (WDC)	4.5%
6) IDT Corporation (IDT)	3.9%
7) Interactive Brokers (IBKR)	3.6%
8) Aspen Insurance (AHL)	3.6%
9) Target (TGT)	3.1%
10) Telular Corporation (WRLS)	3.0%
TOTAL	43.8%

Final Thoughts
We designed and manage the Tilson Dividend Fund strategy with an emphasis on squeezing as much return as possible while keeping risk of permanent capital loss as low as we can.  This is a strategy that is built for steady compounding over a long period of time rather than trying to beat a benchmark or the broad market every month, quarter, or year.  If we can produce low double-digit returns over five-year rolling periods while providing superior performance in down markets, we will consider our performance to have been satisfactory.

Executing our strategy sometimes requires patience and discipline on our part as managers of the Fund.  This is only possible if our investors are also patient and disciplined in allowing us to hold capital when we are not finding attractive ideas, even when this may result in periods of short-term under-performance for the Fund.  We believe that our patience and unwillingness to compromise our standards for risk will pay-off in terms of both peace of mind and in the Fund’s performance over the long run.

We thank you for your support and continued confidence in the Tilson Dividend Fund.

Zeke Ashton
Portfolio Manager, Tilson Dividend Fund

Investment in the Tilson Dividend Fund is subject to investment risks, including the possible loss of some or the entire principal amount invested.  There can be no assurance that the Fund will be successful in meeting its investment objective.  Investment in the Fund  is also subject to investment risks, including, without limitation, market risk, management style risk, sector focus risk, foreign securities risk, non-diversified fund risk, portfolio turnover risk, credit risk, interest rate risk, maturity risk, investment-grade securities risk, junk bonds or lower-rated securities risk, derivative instruments risk, valuation risks for non-exchange traded options and real estate securities risk.

The Dow Jones Wilshire 5000 Composite Total Return Index (full cap) is an index of 5,000 stocks selected according to a methodology developed and administered by Wilshire Associates. The Dow Jones U.S. Select Dividend Total Return Index is an index of 100 dividend-paying stocks selected according to a methodology developed and administered by Dow Jones & Co. It is not possible to invest in indices (like the Dow Jones Wilshire 5000 Index and the U.S. Select Dividend Total Return Index) that are unmanaged and do not incur fees and charges.

Tilson Focus Fund

Schedule of Investments
(Unaudited)

As of April 30, 2011
		Shares	Value (Note 1)

COMMON STOCKS - 82.24%

Consumer Discretionary - 12.79%
	Footstar, Inc.	57,514	$52,913
*	Ambassadors International, Inc.	9	1
	American Eagle Outfitters, Inc.	246	3,828
	Barnes & Noble, Inc.	138	1,517
*	Borders Group, Inc.	259,152	82,929
	Chico's FAS, Inc.	381	5,570
*	Daily Journal Corp.	347	25,681
*	dELiA*s, Inc.	285,228	504,854
*	Domino's Pizza, Inc.	67	1,244
	H&R Block, Inc.	622	10,754
	HOT Topic, Inc.	3,694	24,787
*	Liberty Media Corp.	332	27,314
*	Premier Exhibitions, Inc.	60,272	106,681
*	Promotora de Informaciones SA	65	737
*	Promotora de Informaciones SA, Cl. B	148,800	1,733,520
a	Sears Canada, Inc.	22,561	476,876
*	Sears Holdings Corp.	38	3,267
	Target Corp.	1	49
*	TravelCenters of America LLC	722	5,675
*	Ultimate Escapes, Inc.	744	15
	Wendy's/Arby's Group, Inc.	1,157	5,577
*	West Marine, Inc.	673	7,322
*	The Wet Seal, Inc.	15,597	68,627
	Whirlpool Corp.	200	17,236
			3,166,974
Consumer Staples - 5.71%
	Altria Group, Inc.	272	7,300
μ	Anheuser-Busch InBev NV	15,630	999,851
	The Coca-Cola Co.	22	1,484
	Dr Pepper Snapple Group, Inc.	243	9,526
	Kraft Foods, Inc.	6,033	202,648
*	Winn-Dixie Stores, Inc.	27,334	193,798
			1,414,607
Energy - 2.91%
	Atlas Energy LP	54	1,440
	Atlas Pipeline Partners LP	23	852
μ	BP PLC	14,816	683,758
*	Contango Oil & Gas Co.	17	1,053
	Crosstex Energy, Inc.	729	7,691
	Exxon Mobil Corp.	301	26,482
			721,276

			(Continued)

Tilson Focus Fund

Schedule of Investments
(Unaudited)

As of April 30, 2011
		Shares	Value (Note 1)

Common Stocks - (continued)

Financials - 35.51%
	American Express Co.	1,914	$93,939
	Aspen Insurance Holdings Ltd.	5,924	169,308
*	Beneficial Mutual Bancorp, Inc.	4,822	41,614
*	Berkshire Hathaway, Inc.	18,859	1,570,012
	BlackRock Kelso Capital Corp.	2,925	30,771
	Capitol Federal Financial, Inc.	513	5,802
*	CIT Group, Inc.	18,452	783,472
*	Citigroup, Inc.	359	1,644
*	Delta Lloyd NV	16,014	421,521
	Discover Financial Services	337	8,371
	Fairfax Financial Holdings Ltd.	1,113	448,539
	Fairfax Financial Holdings, Inc.	1,805	728,524
	Fidelity National Financial, Inc.	208	3,212
	The First of Long Island Corp.	1,916	51,828
	Fox Chase Bancorp, Inc.	337	4,600
	General Growth Properties, Inc. REIT	53,400	891,513
*	Greenlight Capital Re Ltd.	588	16,552
*	The Howard Hughes Corp.	15,148	979,318
	Meta Financial Group, Inc.	568	8,236
	MVC Capital, Inc.	368	5,086
	Nelnet, Inc.	26,427	607,821
*	OBA Financial Services, Inc.	444	6,571
	Ocean Shore Holding Co.	958	12,214
*	Origen Financial, Inc. REIT	2,291	4,124
*	Pacific Capital Bancorp NA	631	19,201
	Phoenix Group Holdings	37,382	415,183
*	Primus Guaranty Ltd.	63,382	179,321
	Resource America, Inc.	129,332	794,098
*	SLM Corp.	2,120	35,171
*	The St. Joe Company	3	78
	Two Harbors Investment Corp. REIT	6,763	70,741
	US Bancorp	23	594
	Wells Fargo & Co.	310	9,024
	Wesco Financial Corp.	905	354,760
	Wilmington Trust Corp.	4,538	20,421
	Winthrop Realty Trust REIT	36	437
			8,793,621
Health Care - 0.06%
*	AMAG Pharmaceuticals, Inc.	75	1,425
*	Boston Scientific Corp.	832	6,232
	Johnson & Johnson	115	7,558
	Pfizer, Inc.	7	147
			15,362

			(Continued)

Tilson Focus Fund

Schedule of Investments
(Unaudited)

As of April 30, 2011
		Shares	Value (Note 1)

Common Stocks - (continued)

Industrials- 4.33%
	General Electric Co.	45,207	$924,483
*	LECG Corp.	5,536	421
*	Republic Airways Holdings, Inc.	27,169	146,577
			1,071,481
Information Technology- 16.98%
	Automatic Data Processing, Inc.	4,213	229,019
	Broadridge Financial Solutions, Inc.	44	1,023
*	Dell, Inc.	1,507	23,313
*	eBay, Inc.	218	7,497
*	EchoStar Corp.	392	14,535
	Intel Corp.	1,790	41,438
	Microsoft Corp.	47,215	1,223,813
*	MRV Communications, Inc.	478,785	732,541
*	NCR Corp.	358	7,092
*	PNI Digital Media, Inc.	65,897	90,279
	Seagate Technology PLC	91,983	1,620,740
*	Spark Networks, Inc.	36,245	117,071
*	Tucows, Inc.	13,478	10,513
*	Yahoo!, Inc.	4,678	82,801
			4,201,675
Materials - 0.27%
	Contango ORE, Inc.	1	17
	The Dow Chemical Co.	143	5,862
	Huntsman Corp.	2,930	61,090
			66,969
Telecommunications - 3.68%
	Iridium Communications, Inc.	116,221	910,010
			910,010

	Total Common Stocks (Cost $18,681,954)		20,361,975

WARRANTS - 6.27%
*	Iridium Communications, Inc.	460,857	1,023,102
*	Iridium Communications, Inc.	36,384	47,299
*	JPMorgan Chase & Co.	15,035	245,522
*	Phoenix Group Holdings	14,053	7,015
*	Promotora de Informaciones SA	135,776	78,437
*	Tronox, Inc.	184	18,400
*	Tronox, Inc.	227	19,976
*	Two Harbors Investment Corp.	175,495	63,178
*	Ultimate Escapes, Inc.	31,120	156
*	Wells Fargo & Co.	4,814	50,306

	Total Warrants (Cost $1,239,889)		1,553,391

			(Continued)

Tilson Focus Fund

Schedule of Investments
(Unaudited)

As of April 30, 2011
			Shares		Value (Note 1)

INVESTMENT COMPANIES (Closed-End Funds) - 0.01%
	BlackRock Enhanced Capital and Income Fund, Inc.		118		$1,829
*	Boulder Growth & Income Fund, Inc.		31		206

	Total Investment Companies (Closed-End Funds) (Cost $1,407)				2,035

INVESTMENT COMPANY (Open-End Fund) - 0.11%
§	HighMark 100% US Treasury Money Market Fund		26,449		26,449

	Total Investment Company (Open-End Fund) (Cost $26,449)				26,449

		Number of Contracts	Exercise	Maturity
			Price	Date

CALL OPTIONS PURCHASED - 9.16%
*	Automatic Data Processing	26	$30.00	1/21/12	$63,050
*	Berkshire Hathaway	249	80.00	5/21/11	93,375
*	Berkshire Hathaway	477	85.00	5/21/11	32,436
*	Berkshire Hathaway	56	70.00	1/21/12	88,032
*	Berkshire Hathaway	215	82.50	5/21/11	40,850
*	Intel Corp.	220	17.50	1/21/12	124,300
*	J C Penney, Inc.	489	20.00	1/21/12	927,877
*	Johnson & Johnson	108	50.00	1/21/12	169,560
*	Kraft Food, Inc.	303	20.00	1/21/12	415,110
*	Microsoft Corp.	232	20.00	1/21/12	141,520
*	Microsoft Corp.	703	25.00	1/21/12	164,502
*	Republic Airways	83	5.00	8/20/11	7,470

	Total Call Options Purchased (Cost $1,729,244)				2,268,082

		Number of Contracts	Exercise	Maturity
			Price	Date
PUT OPTIONS PURCHASED - 0.27%
*	The St. Joe Company	62	$27.00	6/18/11	$13,795
*	The St. Joe Company	75	30.00	1/21/12	54,000

	Total Put Options Purchased (Cost $65,847)				67,795

Total Value of Investments (Cost $21,744,790) - 98.06%					24,279,727

Other Assets Less Liabilities - 1.94%					480,616

Net Assets - 100%					$24,760,343

					(Continued)

Tilson Focus Fund

Schedule of Investments
(Unaudited)

As of April 30, 2011

*	Non-income producing investment		LP - Limited Partnership
§	Represents 7 day effective yield		REIT - Real Estate Investment Company
a	Canadian security		NV - Naamloze Vennootschap
μ	American Depositary Receipt		SA - Societe Anonyme
			PLC - Public Limited Company

		Summary of Investments by Sector
		% of Net
	Sector	Assets	Value
	Consumer Discretionary	12.79%	$3,166,974
	Consumer Staples	5.71%	1,414,607
	Energy	2.91%	721,276
	Financials	41.79%	10,347,012
	Health Care	0.06%	15,362
	Industrials	4.33%	1,071,481
	Information Technology	16.97%	4,201,675
	Materials	0.27%	66,969
	Telecommunications	3.68%	910,010
	Investment Company (Open-End Fund)	0.11%	26,449
	Other	9.44%	2,337,912
	Total	98.06%	$24,279,727

See Notes to Financial Statements

Tilson Dividend Fund

Schedule of Investments
(Unaudited)

As of April 30, 2011
		Shares	Value (Note 1)

COMMON STOCKS - 83.19%

Consumer Discretionary - 14.82%
	American Eagle Outfitters, Inc. †	39,700	$617,732
*	Coinstar, Inc. †	105,000	5,667,900
*	GameStop Corp. †	85,000	2,182,800
*	The Madison Square Garden Co.	69,400	1,898,090
	Target Corp.	55,000	2,700,500
			13,067,022
Energy - 4.22%
	Diamond Offshore Drilling, Inc. †	30,000	2,276,100
*	TransAtlantic Petroleum Ltd. †	550,000	1,446,500
			3,722,600
Financials - 24.67%
*	Alleghany Corp.	7,376	2,426,704
	Aspen Insurance Holdings Ltd.	110,000	3,143,800
	Calamos Asset Management, Inc.	140,000	2,277,800
	Capital Southwest Corp.	14,730	1,417,615
	Chimera Investment Corp. REIT	300,000	1,218,000
	Interactive Brokers Group, Inc.	180,000	3,157,200
	Medallion Financial Corp.	139,914	1,291,406
	MVC Capital, Inc.	111,800	1,545,076
	Oslo Bors VPS Holding ASA	130,301	2,173,132
*	Sprott Resource Lending Corp.	627,542	1,154,677
ε	Tetragon Financial Group Ltd. †	186,729	1,419,141
	US Global Investors, Inc. †	53,000	522,050
			21,746,601
Information Technology - 33.11%
	Activision Blizzard, Inc.	400,000	4,552,000
*	Blue Coat Systems, Inc. †	15,000	432,000
	Cisco Systems, Inc.	250,000	4,380,000
*	Dell, Inc.	310,000	4,795,700
*	EMC Corp.	85,000	2,407,200
μ	Himax Technologies, Inc.	600,000	1,518,000
	Microsoft Corp.	70,000	1,814,400
	Richardson Electronics Ltd.	102,800	1,385,744
	Telular Corp.	376,147	2,631,600
*	Westell Technologies, Inc.	360,000	1,296,000
*	Western Digital Corp. †	100,000	3,977,000
			29,189,644

			(Continued)

Tilson Dividend Fund

Schedule of Investments
(Unaudited)

As of April 30, 2011
					Shares		Value (Note 1)

COMMON STOCKS - (Continued)

	Materials - 2.48%
	a	Terra Nova Royalty Corp.			270,000		$2,187,000
							2,187,000
	Telecommunications - 3.88%
		IDT Corp. †			118,000		3,417,280
							3,417,280

		Total Common Stocks (Cost $65,536,316)					73,330,147

CLOSED-END FUND - 0.93%
	ε	JZ Capital Partners Ltd.			115,000		813,228

		Total Closed-End Fund (Cost $495,680)					813,228

INVESTMENT COMPANY - 16.93%
	§	Fidelity Institutional Money Market Funds - Government Portfolio					14,920,910

		Total Investment Company (Cost $14,920,910)					14,920,910

			Number of Contracts		Exercise Price	Maturity Date
PUT OPTION PURCHASED - 0.13%
	*	Currencyshares JPN Yen	76		$ 135.00	1/21/2012	117,800

	Total Put Option Purchased (Cost $163,114)						117,800

Total Value of Investments (Cost $81,116,020) - 101.17%							$89,182,085

Liabilities in Excess of Other Assets - (1.17)%							(1,033,780)

	Net Assets - 100%						$88,148,305

*	Non-income producing investment.			a	Canadian security (note 2).
§	Represents 7 day effective yield.			ε	Guersney security (note 2).
†	Portion of security pledged as collateral for call options written.			μ	American Depositary Receipt

	The following acronym is used in this portfolio:
	REIT - Real Estate Investment Trust

							(Continued)

Tilson Dividend Fund

Schedule of Investments
(Unaudited)

As of April 30, 2011

	Summary of Investments by Sector
		% of Net
	Sector	Assets	Value
	Consumer Discretionary	14.82%	$13,067,022
	Energy	4.22%	3,722,600
	Financials	24.67%	21,746,601
	Information Technology	33.11%	29,189,644
	Materials	2.48%	2,187,000
	Telecommunications	3.88%	3,417,280
	Closed-End Fund	0.93%	813,228
	Investment Company	16.93%	14,920,910
	Other	0.13%	117,800
	Total	101.17%	$89,182,085

				(Continued)

Tilson Dividend Fund

Schedule of Investments
(Unaudited)

As of April 30, 2011
		Number of Contracts	Exercise Price	Maturity Date	Value (Note 1)

CALL OPTIONS WRITTEN (note 3)
*	American Eagle Outfitters, Inc.	123	$ 15.00	8/20/2011	$17,835
*	American Eagle Outfitters, Inc.	274	16.50	5/21/2011	4,110
*	Blue Coat Systems, Inc.	150	27.00	10/22/2011	67,500
*	Coinstar, Inc.	275	45.00	7/16/2011	275,000
*	Coinstar, Inc.	100	45.00	10/22/2011	131,000
*	Coinstar, Inc.	200	47.50	1/21/2012	232,000
*	Coinstar, Inc.	200	47.50	7/16/2011	168,000
*	Coinstar, Inc.	175	55.00	1/21/2012	144,900
*	Coinstar, Inc.	100	40.00	1/21/2012	173,000
*	Diamond Offshore Drilling, Inc.	200	67.75	6/18/2011	174,500
*	Diamond Offshore Drilling, Inc.	100	85.63	1/21/2012	40,750
*	GameStop Corp.	220	23.00	7/16/2011	74,800
*	US Global Investors, Inc.	530	7.50	9/17/2011	145,750
*	IDT Corp.	780	25.00	9/17/2011	452,400
*	IDT Corp.	400	22.50	6/18/2011	280,000
*	TransAtlantic Petroleum Ltd.	785	5.00	9/17/2011	7,850
*	Tetragon Financial Group Ltd.	333	10.00	10/22/2011	5,828
*	Western Digital Corp.	150	38.00	10/22/2011	69,000
*	Western Digital Corp.	200	40.00	10/22/2011	70,000
*	Western Digital Corp.	300	42.00	10/22/2011	80,100
*	Western Digital Corp.	350	35.00	1/21/2012	266,000

Total (Premiums Received $1,532,086)					$2,880,323

See Notes to Financial Statements

Tilson Funds

Statements of Assets and Liabilities
(Unaudited)
	Focus	Dividend
As of April 30, 2011	Fund	Fund

Assets:
Investments, at cost	$ 21,744,790	$ 81,116,020
Investments, at value (note 1)	$ 24,279,727	$ 89,182,084
Cash	314,319	1,638
Receivables:
Investments sold	404,054	2,041,464
Fund shares sold	11,437	630,599
Dividends and interest, at cost
Dividends and interest, at value (note 1)	32,138	32,141
Transaction losses	29	-
Prepaid expenses
Fund accounting fees	2,438	2,435
Compliance fees	790	699
Other expenses	58,484	65,229
Due from affiliates:
Advisor (note 2)	-	13,251

Total Assets	25,103,416	91,969,540

Liabilities:
Call options written, at value (premiums received $1,532,086)	-	2,880,323
Payables:
Investments purchased	4,034	755,568
Fund shares repurchased	-	96,028
Accrued expenses	24,720	89,316
Disbursements in excess of cash demand	314,319	-

Total Liabilities	343,073	3,821,235

Net Assets	$ 24,760,343	$ 88,148,305

Net Assets Consist of:
Capital (par value and paid in surplus)	25,027,406	78,926,964
Accumulated net investment income (loss)	(33,919)	(315,893)
Accumulated net realized gain/(loss) on investments	(2,768,082)	2,819,406
Net unrealized appreciation in investments	2,534,938	6,717,828

Total Net Assets	$ 24,760,343	$ 88,148,305
Shares Outstanding, no par value (unlimited authorized shares)	2,016,835	6,139,610
Net Asset Value, Offering Price and Redemption Price Per Share	$ 12.28	$ 14.36

See Notes to Financial Statements

Tilson Funds

Statements of Operations
(Unaudited)
	Focus	Dividend
For the six month period ended April 30, 2011	Fund	Fund

Investment Income:
Interest	$ 27,950	$ -
Dividends	150,742	476,555

Total Income	178,692	476,555

Expenses:
Advisory fees (note 2)	173,261	446,176
Advisory performance fees (note 2)	(12,629)	-
Administration fees (note 2)	20,214	50,825
Transfer agent fees (note 2)	14,929	17,913
Registration and filing administration fees (note 2)	3,921	3,921
Fund accounting fees (note 2)	14,470	16,289
Compliance services fees (note 2)	3,821	3,821
Custody fees (note 2)	6,452	9,747
Legal fees	5,401	5,401
Audit and tax preparation fees	6,658	6,658
Registration and filing expenses	10,681	4,605
Printing expenses	247	247
Trustees' fees and meeting expenses	2,959	2,959
Securities pricing fees	4,340	1,678
Other operating expenses	5,622	4,586

Total Expenses	260,347	574,826

Expenses reimbursed by Advisor (note 2)	(47,736)	(22,632)

Net Expenses	212,611	552,194

Net Investment Income	(33,919)	(75,639)

Net Realized and Unrealized (Loss) Gain from Investments and Foreign Currency:
Net realized gain (loss) from:
Investments	(1,197,836)	2,711,287
Options written	-	73,935
Foreign currency transactions	(2,563)	(9,504)
Change in unrealized appreciation (depreciation) on:
Investments and foreign currency transactions	2,221,026	5,068,590
Options written	-	(1,065,313)

Net Realized and Unrealized Gain on Investments	1,020,627	6,778,995

Net Increase in Net Assets Resulting from Operations	$ 986,708	$ 6,703,356

See Notes to Financial Statements

Tilson Funds

Statements of Changes in Net Assets

	Focus Fund
	April 30,	October 31,
For the six month period or fiscal year ended	2011 (a)	2010

Operations:
Net investment (loss) income	$ (33,919)	$ 71,813
Net realized (loss) gain from investment transactions
and foreign currency translations	(1,200,399)	2,959,870
Change in unrealized appreciation on investments and
translation of assets and liabilities in foreign currencies	2,221,026	667,232

Net Increase in Net Assets Resulting from Operations	986,708	3,698,915

Distributions to Shareholders: (note 5)
Return of capital	-	(63,556)

Decrease in Net Assets Resulting from Distributions	-	(63,556)

Capital Share Transactions:
Shares sold	5,415,113	9,125,096
Redemption fees	24,053	20,341
Reinvested dividends and distributions	-	59,777
Shares repurchased	(2,647,495)	(3,236,927)

Increase from Capital Share Transactions	2,791,671	5,968,287
Net Increase in Net Assets	3,778,379	9,603,646

Net Assets:
Beginning of period	20,981,964	11,378,318
End of period	$ 24,760,343	$ 20,981,964

Accumulated Net Investment (Loss) Income	$ (33,919)	$ -

Share Information:
Shares Sold	448,910	809,513
Reinvested distributions	-	6,026
Shares repurchased	(220,754)	(292,644)
Net Increase in Capital Shares	228,156	522,895
Shares Outstanding, Beginning of Period	1,788,679	1,265,784
Shares Outstanding, End of Period	2,016,835	1,788,679
(a) Unaudited.

		(Continued)

Tilson Funds

Statements of Changes in Net Assets

	Dividend Fund
	April 30,	October 31,
For the six month period or fiscal year ended	2011 (a)	2010

Operations:
Net investment (loss) income	$ (75,639)	$ 13,415
Net realized gain from investment transactions
and foreign currency translations	2,701,783	1,295,736
Net realized gain (loss) from options	73,935	(55,538)
Change in unrealized appreciation on investments and
translation of assets and liabilities in foreign currencies	4,003,277	2,087,627

Net Increase in Net Assets Resulting from Operations	6,703,356	3,341,240

Distributions to Shareholders: (note 5)
Net investment income	(240,254)	-
Net realized gain from investment transactions	(409,716)	-

Decrease in Net Assets Resulting from Distributions	(649,970)	-

Capital Share Transactions:
Shares sold	53,895,017	24,764,310
Redemption fees	53,533	21,051
Reinvested dividends and distributions	606,477	-
Shares repurchased	(6,921,968)	(2,310,628)

Increase from Capital Share Transactions	47,633,059	22,474,733
Net Increase in Net Assets	53,686,445	25,815,973

Net Assets:
Beginning of period	34,461,860	8,645,887
End of period	$ 88,148,305	$ 34,461,860

Accumulated Net Investment (Loss) Income	$ (315,893)	$ -

Share Information:
Shares Sold	3,928,695	2,033,486
Reinvested distributions	45,600	-
Shares repurchased	(499,812)	(199,158)
Net Increase in Capital Shares	3,474,483	1,834,328
Shares Outstanding, Beginning of Period	2,665,127	830,799
Shares Outstanding, End of Period	6,139,610	2,665,127
(a) Unaudited.

See Notes to Financial Statements

Tilson Funds

Financial Highlights

			Focus Fund
For a share outstanding during the	April 30,		October 31,
six month period and fiscal years ended	2011 (a)		2010	2009		2008	2007	2006

Net Asset Value, Beginning of period	$ 11.73		$ 8.99	$ 7.19		$ 13.09	$ 12.61	$ 9.79

Income from Investment Operations:
Net investment (loss) income	(0.02)		0.05	0.00	(c)	(0.04)	(0.08)	(0.09)
Net realized and unrealized gain (loss) on
securities and foreign currency translations	0.57		2.73	1.85		(4.95)	0.70	2.98

Total from Investment Operations	0.55		2.78	1.85		(4.99)	0.62	2.89

Less Distributions:
Dividends (from net investment income)	-		(0.05)	(0.05)		-	-	-
Distributions (from capital gains)	-		-	-		(0.93)	(0.16)	(0.08)

Total Distributions	-		(0.05)	(0.05)		(0.93)	(0.16)	(0.08)

Paid in Capital
Paid in capital (from redemption fees) (note 1)	0.00	(c)	0.01	0.00	(c)	0.02	0.02	0.01

Total Paid in Capital	0.00	(c)	0.01	0.00	(c)	0.02	0.02	0.01

Net Asset Value, End of period	$ 12.28		$ 11.73	$ 8.99		$ 7.19	$ 13.09	$ 12.61

Total Return (d)	4.69%		31.13%	26.23%		(40.23%)	5.07%	29.74%

Net Assets, End of Period (in thousands)	$24,760		$20,982	$11,378		$10,010	$24,095	$11,290

Average Net Assets for the Period (in thousands)	$23,451		$16,115	$ 8,910		$15,830	$20,018	$ 8,663

Ratio of Gross Expenses to Average Net Assets(e)	2.24%	(b)	3.13%	3.68%		2.23%	2.53%	3.47%
Ratio of Net Expenses to Average Net Assets(e)	1.83%	(b)	2.29%	2.07%		1.47%	1.98%	2.01%
Ratio of Net Investment
(loss) income to Average Net Assets	(0.29%)	(b)	0.45%	0.02%		(0.37%)	(0.70%)	(0.97%)

Portfolio Turnover Rate	42.47%		140.10%	168.34%		151.17%	172.24%	84.67%

(a) Unaudited.
(b) Annualized.
(c) Actual amount is less than $0.01 per share.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	The expense ratios listed above reflect total expenses prior to any reimbursements (gross expense ratio) and after any reimbursements (net expense ratio).

									(Continued)

Tilson Funds

Financial Highlights

			Dividend Fund
For a share outstanding during the	April 30,		October 31,
six month period and fiscal years ended	2011 (a)		2010		2009	2008	2007	2006

Net Asset Value, Beginning of period	$ 12.93		$ 10.41		$ 7.64	$ 12.65	$ 12.61	$ 10.32

Income from Investment Operations:
Net investment income (loss)	0.02		-	(c)	0.05	(0.04)	(0.01)	0.04
Net realized and unrealized gain (loss) on
securities and foreign currency translations	0.47		2.50		2.78	(3.19)	1.00	2.25

Total from Investment Operations	0.49		2.50		2.83	(3.23)	0.99	2.29

Less Distributions:
Dividends (from net investment income)	(0.07)		-		(0.07)	-	(0.02)	-
Distributions (from capital gains)	(0.11)		-		-	(1.79)	(0.94)	-

Total Distributions	(0.18)		-		(0.07)	(1.79)	(0.96)	-

Paid in Capital
Paid in capital (from redemption fees) (note 1)	0.01		0.02		0.01	0.01	0.01	0.00	(c)

Total Paid in Capital	0.01		0.02		0.01	0.01	0.01	0.00	(c)

Net Asset Value, End of period	$ 14.36		$ 12.93		$ 10.41	$ 7.64	$ 12.65	$ 12.61

Total Return (d)	12.50%		24.21%		37.51%	(28.50%)	8.42%	22.19%

Net Assets, End of Period (in thousands)	$88,148		$34,462		$ 8,646	$ 5,706	$ 9,343	$ 6,650

Average Net Assets for the Period (in thousands)	$60,607		$15,616		$ 6,700	$ 7,263	$ 8,433	$ 5,238

Ratio of Gross Expenses to Average Net Assets(e)	1.91%	(b)	2.78%		4.08%	3.87%	3.53%	4.54%
Ratio of Net Expenses to Average Net Assets(e)	1.84%	(b)	1.95%		1.95%	1.95%	1.95%	1.95%
Ratio of Net Investment
(loss) income to Average Net Assets	(0.25%)	(b)	0.09%		0.59%	(0.43%)	0.02%	0.39%

Portfolio Turnover Rate	34.83%		89.23%		163.97%	158.53%	124.31%	99.10%

(a) Unaudited.
(b) Annualized.
(c) Actual amount is less than $0.01 per share.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	The expense ratios listed above reflect total expenses prior to any reimbursements (gross expense ratio) and after any reimbursements (net expense ratio).

See Notes to Financial Statements

Tilson Funds

Notes to Financial Statements (Unaudited)

1.	Organization and Significant Accounting Policies

The Tilson Focus Fund and the Tilson Dividend Fund (collectively the “Funds” and individually a “Fund”) are series funds.  The Funds are part of The Tilson Investment Trust (the “Trust”), which was organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-ended management investment company.  Each of the Funds in this report are classified as non-diversified as defined in the 1940 Act.

The Tilson Focus Fund (the “Focus Fund”) commenced operations on March 16, 2005. The investment objective of the Fund is to seek long-term capital appreciation through investment in equity securities of companies that the Advisor believes are undervalued in the securities market.

The Tilson Dividend Fund (the “Dividend Fund”) commenced operations on March 16, 2005.  The investment objective of the Fund is to seek maximum total return through a combination of capital appreciation and current income.  The Fund invests in common stocks of companies that the Advisor believes to be undervalued in their respective markets, but which also offer high dividend yields relative to the average yields of the broad market.

The following is a summary of significant accounting policies consistently followed by the Funds.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  In June 2009, the Financial Accounting Standards Board (“FASB”) codified its standards and accounting principles for the financial statements issued for years ending after September 15, 2009.  Herein, the Funds will make reference to accounting principles generally accepted in the United States issued by FASB as Accounting Standards Codification (“ASC”).

Investment Valuation
The Funds’ investments in securities are carried at value.  Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time.  Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price.  Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Funds’ normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees.  Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the Funds’ net asset value calculation.  A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Funds’ normal pricing procedures.  Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.

Option Valuation
Exchange-listed options are valued at their last quoted sales price as reported on their primary exchange as of 4 p.m. Eastern Time (the “Valuation Time”).  For purposes of determining the primary exchange for each exchange-traded portfolio option the following shall apply: (i) if the option is traded on the Chicago Board Options Exchange (“CBOE”), the CBOE shall be considered the primary exchange for such option, unless the Advisor instructs the Administrator in writing to use a different exchange as the primary exchange for such option; and (ii) if the option does not trade on the CBOE, the Advisor shall instruct the Administrator in writing as to the primary exchange for such option.  Unlisted options for which market quotations are readily available are valued at the last quoted sales price at the Valuation Time.  If an option is not traded on the valuation date, the option shall be priced at the mean of the last quoted bid and ask prices as of the Valuation Time.  An option may be valued using Fair Valuation when (i) the option does not trade on the valuation date; and (ii) reliable last quoted bid and ask prices as of the Valuation Time are not readily available.

Fair Value Measurement
The Funds have adopted ASC Topic 820, Fair Value Measurements.  ASC Topic 820 defines fair value, establishes a frame work for measuring fair value and expands disclosure about fair value measurements.

(Continued)

Tilson Funds

Notes to Financial Statements (Unaudited)

Various inputs are used in determining the value of the Funds’ investments.  These inputs are summarized in the three broad levels listed below:

a.	Level 1: quoted prices in active markets for identical securities
b.	Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)
c.	Level 3: significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments)

The Funds have adopted FASB guidance updating ASC Topic 820 titled, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability have Significantly Decreased and Identifying Transactions that are not Orderly” which provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction that is not orderly, and how that information must be incorporated into fair value measurement.  The guidance emphasizes that even if there has been a significant decrease in volume and level of activity for an asset or liability and regardless of the valuation techniques used, the objective of a fair value measurement remains the same.

An Investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement.

The valuation techniques used by the Funds to measure fair value during the six month period ending April 30, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used in valuing the Funds’ assets as of April 30, 2011:

Focus Fund
Investments in Securities	Total	Level 1	Level 2	Level 3
Assets
Common Stocks	$20,361,975	20,361,975	-	-
Warrants	1,553,391	1,553,391	-	-
Investment Company (Closed-End)	2,035	-	2,035	-
Investment Company (Open-End)	26,449	-	26,449	-
Call Options Purchased	2,268,082	-	2,268,082	-
Put Options Purchased	67,795	-	67,795	-
Total Assets	$24,279,727	$21,915,366	$2,364,361	$-

Dividend Fund
Investments in Securities	Total	Level 1	Level 2	Level 3
Assets
Common Stocks	$73,330,147	$73,330,147	$-	$-
Closed-End Fund	813,228	813,228	-	-
Investment Company	14,920,910	-	14,920,910	-
Put Option Purchased	117,800	-	117,800
Total Assets	$89,182,085	$74,143,375	$15,038,710	$-

Liabilities
Call Options Written	$2,880,323	$-	$2,880,323	$-

(Continued)

Tilson Funds

Notes to Financial Statements (Unaudited)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Fund	Description	Private Mortgage Backed Security
Focus Fund	Balance, beginning of period	$ 311,031
	Accrued discounts	5,037
	Realized gains	1,381
	Change in unrealized appreciation (depreciation)	(9,951)
	Net sales	(307,498)
	Balance, end of period	$ -

Derivative Financial Instruments
The Funds may invest in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets.  Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Funds to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities.

Derivatives are marked to market daily based upon quotations from market makers or the Funds’ independent pricing services and the Funds’ net benefit or obligation under the contract, as measured by the fair market value of the contract, is included in net assets on the Statements of Assets and Liabilities.  Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The following table set forth the effect of the option contracts on the Statement of Assets and Liabilities for the six month period ending April 30, 2011:

Fund	Derivative Type	Location	Fair Value
Focus Fund	Equity Contracts – purchased options	Investments, at value	$2,335,877
Dividend Fund	Equity Contracts – written options	Call options written, at value	2,880,323

The following table sets forth the effect of the option contracts on the Statement of Operations for the six month period ending April 30, 2011:

Fund	Derivative Type	Location	Gains (Losses)
Focus Fund	Equity Contracts – purchased options	Net realized loss from options	$(1,461,321)
	Equity Contracts – purchased options	Change in unrealized appreciation	444,092
Dividend Fund	Equity Contracts – purchased options	Net realized loss from options	(170,123)
	Equity Contracts – written options	Net realized loss from options	73,935
	Equity Contracts – purchased options	Change in unrealized appreciation	3,370
	Equity Contracts – written options	Change in unrealized depreciation	(1,065,313)

Foreign Currency Translation
Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation.  Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held.  Such changes are included in net realized and unrealized gain or loss from investments.

(Continued)

Tilson Funds

Notes to Financial Statements (Unaudited)

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date).  Dividend income is recorded on the ex-dividend date.  Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date.  Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.  Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Option Writing
When the Funds write an option, an amount equal to the premium received by the Funds is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or loss (depending on if the premium is less than the amount paid for the closing purchase transaction).  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Funds have realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Funds.  The Funds, as the writer of an option, bear the market risk of an unfavorable change in the price of the security underlying the written option.

Expenses
The Funds bear expenses incurred specifically on its behalf as well as a portion of general Trust expenses, which may be allocated on the basis of relative net assets or the nature of the services performed relative to applicability to each Fund.

Dividend Distributions
The Funds may declare and distribute dividends from net investment income (if any) at the end of each calendar quarter.  Distributions from capital gains (if any) are generally declared and distributed annually.  Dividends and distributions to shareholders are recorded on ex-date.

Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported period.  Actual results could differ from those estimates.

Fees on Redemptions
The Funds charge a redemption fee of 2.00% of the amount redeemed on redemptions of Funds’ shares occurring within one year following the issuance of such shares.  The redemption fee is not a fee to finance sales or sales promotion expenses, but is paid to the Funds to defray the costs of liquidating an investor and discouraging short-term trading of the Funds’ shares.  No redemption fee will be imposed on the redemption of shares representing dividends or capital gains distributions, or on amounts representing capital appreciation of shares.  The redemption fees charged for the six month period ending April 30, 2011 were $24,053 and $53,533 for the Focus Fund and Dividend Fund, respectively.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2.  Transactions with Affiliates

Advisor (Both Funds)
The Funds pay a monthly advisory fee to T2 Partners Management L.P. (the “Advisor”) based upon the average daily net assets of each Fund.  The Advisor has entered into contractual agreements (“Expense Limitation Agreement”) with the Funds under which it has agreed to reduce the amount of the investment advisory fee to be paid to the Advisor by the Funds for certain months and to assume other expenses of each of the Funds, if necessary, in an amount that limits the Funds’ total operating expenses (exclusive of interest, taxes, brokerage fees and commissions, investment advisory and/or variable

(Continued)

Tilson Funds

Notes to Financial Statements (Unaudited)

performance incentive fees paid to the Advisor, and extraordinary expenses) to not more than a specified percentage of the average daily assets of each Fund for the current fiscal year.  There can be no assurance the Expense Limitation Agreement will continue in the future.  The expense limitation percentages for the six month period ending April 30, 2011 were 0.45% for each Fund.  During the period, expenses were reimbursed in the amounts of $47,736 and $22,632, for the Focus Fund and Dividend Fund, respectively.

Advisor (Focus Fund)
As full compensation for investment advisory services, the Advisor receives monthly compensation in the form of a Variable Advisory Fee.  The fee is comprised of two component fees: (i) a fixed rate of 1.50% of the average daily net assets of the Focus Fund (“Fulcrum Fee”) and (ii) a performance incentive fee (“Performance Fee”).

The Fulcrum Fee is calculated by multiplying 1.50% by the average net assets of the Focus Fund for the fiscal year to date divided by the number of days in the year multiplied by the number of days in the calendar month.  The Performance Fee is calculated by multiplying the “Performance Adjustment Rate” (as described below) by the average daily net assets of the Focus Fund over the Measuring Period.  While the Performance Fee is calculated on the 12-month Measuring Period, it is pro-rated to a monthly payment to correspond with the Focus Fund’s monthly payment of the Variable Advisory Fee.

The Performance Adjustment Rate will vary with the Focus Fund’s performance as compared to the performance of the Dow Jones Wilshire 5000 Composite Total Return Index (full cap) (“Index”) as published on the close of the market on the last day of the Measuring Period, with dividends reinvested, and will range from -0.45% to +0.45%.  The Performance Adjustment Rate will be calculated at 4.50% of the cumulative difference between the performance of the Focus Fund and that of the Index over the Measuring Period, except that no performance adjustment will be paid if the cumulative difference between the Focus Fund’s performance and that of the Index is +/- 2.00%.  The factor of 4.50% is derived from the fact that the Advisor will achieve the maximum / minimum Performance Adjustment Rate when the cumulative total return difference between the Focus Fund and the Index is +/- 10.00% over the Measuring Period (i.e., 0.45% divided by 10.00%=4.50%).    The performance fees recouped by the Fund for under performance during the six month period ending April 30, 2011 were $12,629.

Advisor (Dividend Fund)
As full compensation for the investment advisory services provided to the Dividend Fund, the Advisor receives monthly compensation based on the Dividend Fund’s average daily net assets at the annual rate of 1.50%.

Sub-Advisor (Dividend Fund)
The Dividend Fund’s sub-advisor is Centaur Capital Partners, L.P., (“Sub-Advisor”).  The Sub-Advisor serves in that capacity pursuant to an investment sub-advisory contract with the Advisor as approved by the Trustees.  The Sub-Advisor, with oversight from the Advisor, makes day-to-day investment decisions for the Dividend Fund and selects broker-dealers for executing portfolio transactions, subject to the brokerage policies established by the Trustees.

For its sub-advisory services to the Dividend Fund, the Sub-Advisor receives from the Advisor quarterly compensation based on the Dividend Fund’s average daily net assets at the rate of 0.75% less certain of the Advisor’s marketing and operating expenses, as agreed to between the Advisor and Sub-Advisor.  The Sub-Advisor has also agreed to allow the Advisor to withhold from that compensation up to one-half of the Advisor’s expenses under the Expense Limitation Agreement as it relates to the Dividend Fund.  The Dividend Fund does not pay a direct fee to the Sub-Advisor.

Administrator
The Funds pay a monthly administration fee to The Nottingham Company (the “Administrator”) based upon the average daily net assets of each Fund and calculated at the annual rates as shown in the schedule below which is subject to a minimum of $2,000 per month per Fund.  The Administrator also

(Continued)

Tilson Funds

Notes to Financial Statements (Unaudited)

receives a fee to procure and pay the custodian for the Funds, additional compensation for fund accounting and recordkeeping services, and additional compensation for certain costs involved with the daily valuation of securities and as reimbursement for out-of-pocket expenses.  A breakdown of these is provided in the schedule below.

	Administration Fees (1)	Custody fees (1)			Fund Accounting Fees (monthly)	Fund Accounting Fees	Blue Sky Administration Fees (annual)
	Average Net Assets	Annual Rate	Average Net Assets	Annual Rate
Both Funds	First $50 million	0.175%	First $100 million	0.020%	$2,250	0.01%	$150 per state
	Next $50 million	0.150%	Over $100 million	0.009%
	Next $50 million	0.125%
	Next $50 million	0.100%
	Over $200 million	0.075%
(1) Minimum monthly fees of $2,000 and $400 for Administration and Custody fees, respectively.

Compliance Services
The Nottingham Compliance Services, LLC (“NCS”), a fully owned affiliate of The Nottingham Company, provides services which assists the Trust’s Chief Compliance Officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 of the Securities and Exchange Commission.  It receives compensation for this service at an annual rate of $7,750 per Fund.

Transfer Agent
Nottingham Shareholder Services, LLC (“Transfer Agent”) serves as transfer, dividend paying, and shareholder servicing agent for the Funds.  It receives compensation for its services based upon $15 per shareholder per year, subject to a minimum fee of $1,750 per month per Fund.

Distributor
Capital Investment Group, Inc. (the “Distributor”) serves as the Funds’ principal underwriter and distributor.  The Distributor receives $2,500 per year from each Fund paid in monthly installments for services provided and expenses assumed.

Certain Trustees and officers of the Trust are also officers of the Advisor, the Distributor or the Administrator.

3.	Purchases and Sales of Investment Securities

The aggregate cost of purchases and proceeds from sales of investment securities, excluding short-term securities, are shown below for the six month period ended April 30, 2011.  Purchases and proceeds from sales of U.S. Government obligations are included in the totals of Purchases of Securities and Proceeds from Sales of Securities below and also broken out separately for your convenience:
Fund	Purchases of Securities	Proceeds from Sales of Securities
Focus Fund	$11,772,647	$9,295,826
Dividend Fund	58,421,181	20,370,985

There were no purchases of long-term U.S. Government Obligations for either Fund during the six month period ended April 30, 2011.

4.	Options Written

As of April 30, 2011, portfolio securities valued at $17,951,207 were held in escrow by the custodian to cover call options written by the Dividend Fund.

(Continued)

Tilson Funds

Notes to Financial Statements (Unaudited)

Option Contracts Written for six month period ended April 30, 2011 (Dividend Fund).	Number of Contracts	Premiums Received
Options Outstanding, Beginning of Period	2,053	$ 339,720
Options written	5,821	1,527,322
Options closed	(673)	(132,294)
Options exercised	(1,157)	(190,931)
Options expired	(99)	(11,731)
Options Outstanding, End of Period	5,945	$ 1,532,086

5.	Federal Income Tax

Distributions are determined in accordance with Federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes.  Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Management reviewed the tax positions in the open tax years of 2008, 2009, and 2010 and determined that the implementation of ASC Topic 740 “Accounting for Uncertainty in Income Taxes” had no impact on the Funds’ net assets or results of operations.  As of and during the six month period ending April 30, 2011, the Funds do not have a liability for uncertain tax positions.  The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations.  During the period, the Funds did not incur any interest or penalties.

Distributions during the six month period and fiscal years ended were characterized for tax purposes as follows:

		Distributions from
Fund	For the six month period or fiscal year ended	Return of Capital	Ordinary Income	Long-Term Capital Gains
Focus Fund	04/30/2011 0	$ -	$ -	$ -
	10/31/2010 (a)	63,556	-	-
	10/31/2009 (a)	64,595	-	-
Dividend Fund	04/30/2011 0	$ -	$ 240,254	$ 409,716
	10/31/2010 (a)	-	-	-
	10/31/2009 (a)	-	56,115	-
(a) Audited.

At April 30, 2011, the tax-basis cost of investments for federal income tax purposes were as follows:

	Focus Fund	Dividend Fund
Cost of Investments	$21,744,790	$79,583,934

Unrealized Appreciation	$4,102,863	$9,214,902
Unrealized Depreciation	(1,567,925)	(2,497,074)
Net Unrealized Appreciation (Depreciation)	$2,534,938	$6,717,828

(Continued)

Tilson Funds

Notes to Financial Statements (Unaudited)

6.   Commitments and Contingencies

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds.  In addition, in the normal course of business, the Trust entered into contracts with its service providers, on behalf of the Funds, and others that provide for general indemnifications.  The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds.  The Funds expect risk of loss to be remote.

7.   Subsequent Events

In accordance with the adoption of ASC Topic 855, Subsequent Events, and in preparing these financial statements, the Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of these financial statements.  This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

Tilson Funds

Additional Information (Unaudited)

1. Proxy Voting Policies and Voting Record

A copy of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Proxy Voting and Disclosure Policy are included as Appendix B to the Funds’ Statement of Additional Information and are available, (1) without charge, upon request, by calling 1-800-773-3863 and (2) on the SEC’s website at http://ww.sec.gov.   Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling the Funds at the number above and (2) on the SEC’s website at http://www.sec.gov.

2. Quarterly Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov.  You may review and make copies at the SEC’s Public Reference Room in Washington, D.C.  You may also obtain copies after paying a duplicating fee by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to publicinfo@sec.gov, or is available without charge, upon request, by calling the Funds at 1-800-773-3863.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330, (1-800-732-0330).

3. Approval of Advisory Agreement

The Advisor supervises the investments of the Funds pursuant to an Investment Advisory Agreement.  The Sub-Advisor assists the Advisor in supervising the Tilson Dividend Fund’s investments pursuant to an Investment Sub-Advisory Agreement.  At the annual meeting of the Funds’ Board of Trustees on December 15, 2010, the Trustees unanimously approved the renewal of the Investment Advisory Agreement and Investment Sub-Advisory Agreement for another year.  In considering whether to approve the renewal of the agreements, the Trustees first reviewed a memorandum from the Funds’ legal counsel that summarized the fiduciary duties and responsibilities of the Board of Trustees in reviewing and approving the agreements, including the types of information and factors that should be considered in order to make an informed decision.  The Trustees then reviewed and considered such information as they deemed reasonably necessary, including the following material factors: (i) the nature, extent, and quality of the services provided by the Advisor and Sub-Advisor; (ii) the investment performance of the Funds and the Advisor  and Sub-Advisor; (iii) the costs of the services to be provided and profits to be realized by the Advisor, Sub-Advisor, and their affiliates from the relationship with the Funds; (iv) the extent to which economies of scale would be realized as the Funds grow and whether advisory fee levels reflect those economies of scale for the benefit of the Funds’ investors; (v) the practices of the Advisor and Sub-Advisor regarding brokerage and portfolio transactions; and (vi) the practices of the Advisor and Sub-Advisor regarding possible conflicts of interest.

With respect to the Investment Advisory Agreement, the Trustees reviewed various informational materials including, without limitation, a copy of the Investment Advisory Agreement for the Funds and a memorandum containing information about the Advisor, its business, its finances, its personnel, and its services to the Funds, as well as comparative information for other mutual funds with strategies similar to the Funds.  The following discussion was held concerning each material factor considered:

(1)
In considering the nature, extent, and quality of the services provided by the Advisor to the Funds, the Trustees considered the responsibilities of the Advisor under the Investment Advisory Agreement.  The Trustees reviewed the services being provided by the Advisor to the Funds including, without limitation, the quality of its investment advisory services since each Fund’s inception (including research and recommendations with respect to portfolio securities); its procedures for formulating investment recommendations and assuring compliance with each Fund’s investment objectives and limitations; its coordination of services for the Funds among the Funds’ service providers; and its efforts to promote the Funds, grow the Funds’ assets, and assist in the distribution of Fund shares.  The Trustees noted that the principal executive officer, principal financial officer, president, vice-president, treasurer, and chief compliance officer of the Funds were employees of the Advisor and serve without additional compensation from the Funds.  After reviewing the foregoing information and further information in the memorandum from the Advisor (e.g., descriptions of the Advisor’s business, the Advisor’s compliance programs, and the Advisor’s Form ADV), the Board of Trustees concluded that the nature, extent, and quality of the services provided by the Advisor were satisfactory and adequate for the Funds.

(Continued)

Tilson Funds

Additional Information (Unaudited)

(2)
In considering the investment performance of the Funds and the Advisor, the Trustees compared the performance of each Fund with the performance of its benchmark index, comparable funds with similar objectives managed by other investment advisors, and applicable peer group data (e.g., Bloomberg peer group averages).  The Trustees also considered the consistency of the Advisor’s management of each Fund with its investment objective and policies.  After reviewing the short and long-term investment performance of the Funds, the Advisor’s experience managing the Funds and other advisory accounts, the Advisor’s historical investment performance, and other factors, the Board of Trustees concluded that the investment performance of the Funds and the Advisor was satisfactory.

(3)
In considering the costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Funds, including any benefits derived or to be derived by the Advisor from the relationship with the Funds, the Trustees considered the Advisor’s staffing, personnel, and methods of operating; the education and experience of the Advisor’s personnel; the Advisor’s compliance policies and procedures; the financial condition of the Advisor; the level of commitment to the Funds and the Advisor by the principals of the Advisor; the asset level of each Fund; and the overall expenses of each Fund, including certain prior fee waivers and reimbursements by the Advisor on behalf of the Funds and the nature and frequency of advisory fee payments; and the differences in fees and services provided to the Advisor’s other clients that may be similar to the Funds.  The Trustees reviewed the financial statements for the Advisor and discussed the financial stability and profitability of the firm.  The Trustees reviewed the Funds’ Expense Limitation Agreement, including the nature and scope of the cost allocation for such fees.  The Trustees also considered potential benefits for the Advisor in managing the Funds, including promotion of the Advisor’s name, the ability for the Advisor to place small accounts into the Funds, and the potential for the Advisor to generate soft dollars from certain of the Funds’ trades that may benefit the Advisor’s other clients as well.  The Trustees then compared the fees and expenses of each Fund (including the management fee) to other funds comparable in terms of the type of fund, the nature of its investment strategy, and its style of investment management, among other factors.  With respect to each Fund, the Trustees determined that while the management fee and net expense ratio were higher than the comparable funds and the peer group average, each Fund was much smaller than the peer group average.  In addition, the Trustee determined that with the Focus Fund’s variable advisory fee structure, the Fund’s management fee and net expense ratio would fluctuate and could drop below those of the comparable funds and peer group average if the Fund’s performance was less than the performance of the Dow Jones Wilshire 5000.  Following this comparison and upon further consideration and discussion of the foregoing, the Board of Trustees concluded that the fees to be paid to the Advisor by the Funds were fair and reasonable in relation to the nature and quality of the services provided by the Advisor.

(4)
In considering the extent to which economies of scale would be realized as the Funds grow and whether the advisory fee levels reflect these economies of scale for the benefit of the Funds’ investors, the Trustees considered that each Fund’s fee arrangements with the Advisor involved both the management fee and an Expense Limitation Agreement.  The Trustees noted that, while the management fees remained the same at all asset levels, the Funds’ shareholders had experienced benefits from the Funds’ Expense Limitation Agreement and would benefit from economies of scale under the Funds’ agreements with service providers other than the Advisor.  Following further discussion of the Funds’ asset levels, expectations for growth, and fee levels, the Board of Trustees determined that the Funds’ fee arrangements were fair and reasonable in relation to the nature and quality of the services provided by the Advisor and that the Expense Limitation Agreement provided potential savings for the benefit of the Funds’ investors.

(5)
In considering the Advisor’s practices regarding brokerage and portfolio transactions, the Trustees considered the Advisor’s standards, and performance in utilizing those standards, for seeking best execution for Fund portfolio transactions.  The Trustees also considered the anticipated portfolio turnover rate for the Funds; the process by which evaluations are made of the overall reasonableness of commissions paid; the method and basis for selecting and evaluating the broker-dealers used; any anticipated allocation of portfolio business to persons affiliated with the Advisor; and the

(Continued)

Tilson Funds

Additional Information (Unaudited)

extent to which the Funds allocate portfolio business to broker-dealers who provide research, statistical, or other services (soft dollars).  After further review and discussion, the Board of Trustees determined that the Advisor’s practices regarding brokerage and portfolio transactions were satisfactory.

(6)
In considering the Advisor’s practices regarding possible conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Funds; the basis of decisions to buy or sell securities for the Funds and the Advisor’s other accounts; the method for bunching of portfolio securities transactions; and the substance and administration of the Advisor’s code of ethics.  Following further consideration and discussion, the Board of Trustees indicated that the Advisor’s standards and practices relating to the identification and mitigation of possible conflicts of interests were satisfactory.

Based upon all of the foregoing considerations, the Board, including a majority of the Trust’s independent trustees, approved the renewal of the Investment Advisory Agreement.

With respect to the Investment Sub-Advisory Agreement, the Trustees reviewed various informational materials including, without limitation, a copy of the Investment Sub-Advisory Agreement for the Tilson Dividend Fund and a memorandum containing information about the Sub-Advisor, its business, its finances, its personnel, and its services to the Fund, as well as comparative information for other mutual funds with strategies similar to the Fund.  The following discussion was held concerning each material factor considered:

(1)
In considering the nature, extent, and quality of the services provided by the Sub-Advisor to the Tilson Dividend Fund,  the Trustees reviewed the services being provided by the Sub-Advisor to the Fund including, without limitation, the quality of its investment advisory services since the Fund’s inception (including research and recommendations with respect to portfolio securities); its procedures for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations; its coordination of services for the Fund among the Fund’s service providers; and its efforts to promote the Fund, grow the Fund’s assets, and assist in the distribution of Fund shares.  After reviewing the foregoing information and further information in the memorandum from the Sub-Advisor (e.g., the Sub-Advisor’s Form ADV and descriptions of the Sub-Advisor’s business and compliance programs), the Board of Trustees concluded that the nature, extent, and quality of the services provided by the Sub-Advisor were satisfactory and adequate for the Fund.

(2)
In considering the investment performance of the Tilson Dividend Fund and the Sub-Advisor, the Trustees compared the performance of the Fund with the performance of its benchmark index, comparable funds with similar objectives managed by other investment advisors, and comparable peer group indices (e.g., Bloomberg peer group averages).  The Trustees also considered the consistency of the Sub-Advisor’s management of the Fund with its investment objective and policies.  After reviewing the short and long-term investment performance of the Fund, the Sub-Advisor’s experience managing the Fund and other advisory accounts, the Sub-Advisor’s historical investment performance, and other factors, the Board of Trustees concluded that the investment performance of the Fund and the Sub-Advisor were satisfactory.

(3)
In considering the costs of the services to be provided and profits to be realized by the Sub-Advisor and its affiliates from the relationship with the Tilson Dividend Fund, the Trustees considered the Sub-Advisor’s staffing, personnel, and methods of operating; the education and experience of the Sub-Advisor’s personnel; the Sub-Advisor’s compliance policies and procedures; the financial condition of the Sub-Advisor; the level of commitment to the Fund by the Sub-Advisor and its principals; the asset level of the Fund; and the overall expenses of the Fund, including the nature and frequency of sub-advisory fee payments.  The Trustees reviewed the financial statements for the Sub-Advisor and discussed the financial stability and profitability of the firm.  The Trustees considered potential benefits for the Sub-Advisor in managing the Fund, including promotion of the Sub-Advisor’s name, the ability for the Sub-Advisor to place small accounts into the Fund, and the potential for the Sub-Advisor to generate soft dollars from certain of the Fund’s trades that may benefit the Sub-Advisor’s other clients as well.  The Trustees also reviewed the fees paid to the Sub-

(Continued)

Tilson Funds

Additional Information (Unaudited)

Advisor under the Investment Sub-Advisory Agreement and noted that the Advisor paid the Sub-Advisor.  The Trustees then compared the fees and expenses of the Fund (including the management fee) to other funds comparable the Fund in terms of the type of fund, the style of investment management, the size of the fund, and the nature of its investment strategy, among other factors.  With respect to the Fund, the Trustees determined that while the management fee and net expense ratio were higher than the comparable funds and the peer group average, the size of the Fund was much smaller than the peer group average.  Following this comparison and upon further consideration and discussion of the foregoing, the Board of Trustees concluded that the fees to be paid to the Sub-Advisor were fair and reasonable in relation to the nature and quality of the services to be provided by the Sub-Advisor.

(4)
In considering the extent to which economies of scale would be realized as the Tilson Dividend Fund grows and whether the advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors, the Trustees considered the fee arrangements between the Advisor and the Sub-Advisor.  The Trustees noted that, while the investment sub-advisor fee remained the same at all asset levels, the Advisor was responsible for paying the Sub-Advisor under the Investment Sub-Advisory Agreement and the Fund would receive the benefits of the sub-advisory agreement at no additional cost.  Following further discussion, the Board of Trustees determined that the Advisor’s fee arrangements with the Sub-Advisor were reasonable.

(5)
In considering the Sub-Advisor’s practices regarding brokerage and portfolio transactions, the Trustees reviewed the Sub-Advisor’s standards, and performance in utilizing those standards, for seeking best execution for the Tilson Dividend Fund’s portfolio transactions.  The Trustees also considered the anticipated portfolio turnover rate for the Fund; the process by which evaluations are made of the overall reasonableness of commissions paid; the method and basis for selecting and evaluating the broker-dealers used; and any anticipated allocation of portfolio business to persons affiliated with the Sub-Advisor.  After further review and discussion, the Board of Trustees determined that the Sub-Advisor’s practices regarding brokerage and portfolio transactions were satisfactory.

(6)
In considering the Sub-Advisor’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Tilson Dividend Fund; the basis of decisions to buy or sell securities for the Fund and the Sub-Advisor’s other accounts; the method for bunching of portfolio securities transactions; and the substance and administration of the Sub-Advisor’s code of ethics.  Following further consideration and discussion, the Board of Trustees indicated that the Sub-Advisor’s standards and practices relating to the identification and mitigation of possible conflicts of interests were satisfactory.

Based upon all of the foregoing considerations, the Board, including a majority of the Trust’s independent trustees, approved the renewal of the Investment Sub-Advisory Agreement.

The Tilson Mutual
Funds are a series of the
Tilson Investment Trust

For Shareholder Service Inquiries:	For Investment Advisor Inquiries:
Documented:	Documented:

Nottingham Shareholder Services, LLC 116 South Franklin Street Post Office Drawer 4365 Rocky Mount, North Carolina 27803-0365	T2 Partners Management LP 767 Fifth Avenue 18th Floor New York, NY 10153

Toll-Free Telephone:	Toll-Free Telephone:

1-800-773-3863	1-888-4TILSON, (1-888-484-5766)

World Wide Web @: ncfunds.com	World Wide Web @: tilsonmutualfunds.com

Item 2.    CODE OF ETHICS.

Not applicable.

Item 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

Item 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

Item 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS.

A copy of the schedule of investments of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

Item 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITYHOLDERS.

None

Item 11.  CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on their evaluation of these disclosure controls and procedures as of a date within 90 days of the filing of this report.

(b)
There were no changes in the registrant's internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  EXHIBITS.

(a)(1)     Not applicable.

(a)(2)	Certifications required by Item 12.(a)(2) of Form N-CSR are filed herewith as Exhibit 12.(a)(2).

(a)(3) Not applicable.

(b)	Certifications required by Item 12.(b) of Form N-CSR are filed herewith as Exhibit 12.(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Tilson Investment Trust

By: (Signature and Title)	/s/ Whitney R. Tilson
Whitney R. Tilson
Date: July 6, 2011	Trustee, President, and Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: (Signature and Title)	/s/ Whitney R. Tilson
Whitney R. Tilson
Date: July 6, 2011	Trustee, President, and Principal Executive Officer Tilson Investment Trust

By: (Signature and Title)	/s/ Glenn H. Tongue
Glenn H. Tongue
Date: June 30, 2011	Vice President, Treasurer, and Principal Financial Officer Tilson Investment Trust